Exhibit 99.1

For Immediate Release

Barry Sloane Presents at RedChip Small-Cap Conference in NYC

New York, N.Y. – September 5, 2007 – Newtek Business Services, Inc. (NASDAQ:NEWT) (www.newtekbusinessservices.com), a provider of business services and financial products to the small business market under the Newtek™ brand, attended the RedChip Small-Cap Conference on August 16th at the Waldorf Astoria Hotel in New York City as an exhibitor and presenter.

Barry Sloane’s presentation can be accessed and viewed in the Investor’s Relations section of the Newtek Business Services, Inc. website or at the following direct link:

http://www.visualwebcaster.com/VWP/SkinPlayer/Player.asp?e=41571&w=320&h=310&s=True&ch=False&sm=False&c=False&c1=False&mc=&qo=False&p=False&i=False&pp=False&cp=False&v=True&mc=False&a=True&sid=73408&aid=74782&pl=&pr=&st=ps&num=9999&y=26508&u=0&pid=1&pt=2&pc=False&cuts=6&t=Newtek+Business+Services%2C+Inc%2E+%2D+NEWT.

“The RedChip New York Conference was a positive experience for Newtek. We are pleased with the increased investor visibility and awareness as well as the positive networking opportunities the conference has presented us with. I look forward to presenting at the next RedChip Conference” noted Barry Sloane, CEO, Newtek Business Services.

About Newtek Business Services, Inc.

Newtek Business Services, Inc. is a direct distributor to the small to medium-sized business market under the Newtek TM brand. According to the SBA, there are over 25.8 million small businesses in the United States, which in total represent 99.7% of all employer firms, generate 60 – 80% of all new jobs annually and create more than 50% of non-farm private GDP. Since 1999, Newtek has helped these business owners realize their potential by providing them with the essential tools needed to manage and grow their businesses. Newtek focuses on providing its 80,000 customers with access to financial, management and technological resources that enable them to better grow and compete in today’s marketplace. Newtek’s products and services include:

•	Business Lending: Business loans to start up, acquire, or expand a business

•	Electronic Payment Processing: Credit card, debit card, check conversion, and ACH solutions

•	Insurance Services: Nationwide commercial and personal lines of insurance

•	Outsourced Digital Bookkeeping: Bookkeeping and recordkeeping at a fraction of the cost of in-house staff

•	Web Hosting: Full service web host including domain registration and online shopping cart tools

•	Web Design and Development: Customized web design and development services for a powerful web presence

•	Tax Preparation and Advisory Services: Expert tax planning and consultation for your business

•	Data Backup, Storage and Retrieval: Fast, secure, off-site data backup, storage and retrieval

•	Business Plan Preparation: Professional business plan assistance providing a roadmap for success

•	Payroll Services: Payroll management processing to employee tax filing

For more information, go to www.newtekbusinessservices.com.

About RedChip Companies, Inc.

RedChip Companies is an international small-cap research and financial public relations firm with offices in Beijing and Orlando and affiliates in New York and San Diego. RedChip delivers measurable results for its clients through its extensive international market expertise as well as its comprehensive platform of products: RedChip Research(tm), Traditional Investor Relations, Digital Investor Relations, Institutional and Retail Conferences held throughout the United States, and RedChip Radio(tm).

Statements in this press release including statements regarding Newtek’s beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management’s current expectations are contained in Newtek’s filings with the Securities and Exchange Commission and available through http://www.sec.gov

Contact:

Newtek Business Services

Barry Sloane

Chairman of the Board & CEO

212-356-9500

bsloane@newtekbusinessservices.com